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                              AMSOUTH MUTUAL FUNDS

                               MONEY MARKET FUNDS

                       SUPPLEMENT DATED NOVEMBER 30, 1996
                     TO PROSPECTUS DATED NOVEMBER 30, 1996

     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     From December 2, 1996 through March 28, 1997 the Trust's Distributor, BISYS Fund Services will conduct a promotion regarding the PCMA account offered by AmSouth Bank of Alabama and its affiliates -- a product that involves the use of the Classic Shares of the Trust's Money Market Funds as a cash sweep vehicle. The promotion will be open only to authorized representatives of AmSouth Investment Services, Inc. (member NASD). Awards will be based on number and aggregate account balance of new PCMA accounts opened. Awards under the promotion will consist of complementary travel to, and hotel accommodations at, Ocean Key House, Key West Florida.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE

                                   ASOS113006